Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated October 12, 2016

to

Prospectus Dated April 29, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust, Inc. (the “Company”) dated April 29, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

The “Distribution Reinvestment Plan” section of the Prospectus is amended by replacing the fifth paragraph with the following:

Your distribution amount will purchase shares at a per share price equivalent to 90% of the public offering price pursuant to the effective registration statement at the time of purchase. During any time that the Company is not conducting a public offering (unless the Company’s shares are listed on a national stock exchange), cash distributions paid to participating stockholders will be reinvested in additional shares at a purchase price determined by the Company’s board of directors, or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share determined in good faith by the board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.